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                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549



                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 28, 2003

                             Everest Re Group, Ltd.
--------------------------------------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)




         Bermuda                      1-15731                Not Applicable
-----------------------------   --------------------     -----------------------
(State or Other Jurisdiction        (Commission            (I.R.S. Employer
    of Incorporation)               File Number)          Identification No.)



c/o ABG Financial & Management Services, Inc.
         Parker House, Wildey Road
           St. Michael, Barbados                              Not Applicable
---------------------------------------------            -----------------------
  (Address of Principal Executive Offices)                      (Zip Code)



Registrant's telephone number, including area code: 246-228-7398

                                 Not Applicable
-------------------------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

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Item 5. Other Events.

     On April 28, 2003, the Registrant completed an offering of 4,480,135 of its common shares (the "Shares"), pursuant to its Registration Statement on Form S-3 (File No. 333-97367) and its Registration Statement on Form S-3 (File No. 333-104716) filed pursuant to Rule 462(b) under the Securities Act of 1933 (the "Act"), including the Prospectus, as supplemented, filed with the Securities and Exchange Commission on April 25, 2003 pursuant to Rule 424(b)(5) under the Act. Executed copies of the underwriting agreement and the pricing agreement relating to the Shares are included as exhibits hereto and are incorporated herein by reference.

Item 7.  Financial Statements and Exhibits.

         (c)  Exhibits.

         Exhibit No.                       Document Description
         -----------                       --------------------
         1.1 Underwriting Agreement, dated April 23, 2003, of Everest Re Group, Ltd.

         1.2 Pricing Agreement, dated April 23, 2003, between Goldman, Sach & Co., as Underwriter, and Everest Re Group, Ltd.





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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: April 28, 2003

                                     By:      /s/ Stehpen L. Limauro
                                     -------------------------------
                                     Name:    Stephen L. Limauro

                                     Title:   Executive Vice President and Chief
                                              Financial Officer


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                                  EXHIBIT INDEX

Exhibit
Number            Description of Document

1.1               Underwriting Agreement, dated April 23, 2003, of Everest Re
                  Group, Ltd.

1.2 Pricing Agreement, dated April 23, 2003, between Goldman, Sachs & Co., as Underwriter, and Everest Re Group, Ltd.